UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: April 20, 2018

DATE OF EARLIEST REPORTED EVENT: April 19, 2018

US Nuclear Corp.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-54617	45-4535739
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification Number)

7051 Eton Avenue

Canoga Park, CA 91303

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(818) 883-7043

(ISSUER TELEPHONE NUMBER)

N/A

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 19, 2018, the Board of Directors for US Nuclear Corp. (the “Company”) consented to the adoption of amendments to its Bylaws (the “Amended Bylaws”).  The Amended Bylaws were approved pursuant to Article Seventh of its Articles of Incorporation, and Article IV, Section 5 and Article XII of its Bylaws, and 8 Del C 109(a). The Amended Bylaws are not to be interpreted as allowing for usurpation of shareholder rights to adopt, amend or repeal the Bylaws, as allowed for under Delaware law.

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

On April 19, 2018, the Board of Directors for the Company consented to the adoption of the US Nuclear Insider Trading Policy (the “Policy”).  The consent resolutions of the Board of Directors, Policy and Memorandum to Directors and Officers are enclosed as exhibits.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits:

Exhibit No.	Document
3(ii)	Amended Bylaws
10.1	Consent Resolutions
10.2	Memorandum to Directors and Offices
10.3	US Nuclear Insider Trading Policy

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. Nuclear, Inc.

By:  /s/ Robert Goldstein

Name:  Robert Goldstein

Title: Chief Executive Officer and President

Dated: April 30, 2018